UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 14, 2009
Date of earliest event reported: May 7, 2009

Aceto Corporation

 (Exact name of registrant as specified in its charter)

New York

(State or Other Jurisdiction of Incorporation)

000-04217	11-1720520
(Commission File Number)	(IRS Employer Identification Number)

One Hollow Lane, Suite 201, Lake Success, New York 11042

(Address of Principal Executive Offices)

(516) 627-6000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     Aceto Corporation is filing this amendment to its Current Report on Form 8-K filed on May 11, 2009, which reported that on May 7, 2009, the Board of Directors of Aceto Corporation appointed Richard P. Randall as a member of the Board. At the time of his appointment, Mr. Randall had not been named to any committee of the Board. On December 10, 2009, the Board appointed Mr. Randall to its Audit, Compensation and Corporate Governance Committees.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ACETO CORPORATION

Dated: December 14, 2009	By:	/s/ Vincent G. Miata
Vincent G. Miata, CEO and President

3